Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies
Commitments and Contingencies

18. Commitments and Contingencies

Debt commitments are disclosed above in Note 6. Finance lease commitments are disclosed above in Note 7.

During the fourth quarter of 2022, the Company entered into contracts for the purchase of scrubber systems for the Ardmore Enterprise and the Ardmore Seaventure. The projected costs, including installation, are approximately $2.0 million per scrubber system. The Company intends to complete these installations during scheduled drydockings in 2023. As of December 31, 2022, the Company recorded $1.6 million as advances paid towards the purchase and installation of scrubber systems as non-current assets in its Consolidated Balance Sheet.